DERIVATIVE INSTRUMENTS	12 Months Ended
Dec. 31, 2022
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE INSTRUMENTS
NOTE 10:-	DERIVATIVE INSTRUMENTS

The Company has entered into several foreign currency hedging contracts to protect against changes in value of forecasted foreign currency cash flows resulting from salaries and related payments that are denominated in NIS. These contracts were designated as cash flow hedges, as defined by ASC 815, as amended, are considered highly effective as hedges of these expenses and generally mature within twelve months.

The Company recognized income (loss) related to derivative instruments, within payroll expenses, included under Cost of revenues and Operating expenses in the consolidated statements of income (loss) of ($2,162), ($125) and $350 for the years ended December 31, 2022, 2021 and 2020, respectively.

The fair value of derivative instruments in the consolidated balance sheets amounted to ($635) and $24 as of December 31, 2022 and 2021, respectively, and is presented under Other current liabilities and Other current assets, respectively.

The estimated net amount of the existing loss that is reported in accumulated other comprehensive loss as of December 31, 2022 that is expected to be reclassified into consolidated statement of income (loss) within the next twelve months is $635.